05:26:47 PM                                             EXHIBIT 99. 7


                      MBNA MASTER CREDIT CARD TRUST 93-3

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                        3/15/99


        Coupon                                                      5.40%


        Excess Protection Level
          3 Month Average                                           6.36%
        June, 1996                                                  6.32%
        May, 1996                                                   6.62%
        April, 1996                                                 6.15%


        Cash Yield                                                 17.98%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   7.90%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $1,931,253,640.81